UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: (Date of earliest event reported): May 28, 2010 (May 26, 2010)
REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	000-51757	16-1731691
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer Identification No.)
incorporation)
2001 Bryan Street, Suite 3700
Dallas, Texas 75201
(Address of principal executive offices, including Zip Code)
(214) 750-1771
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Preliminary Note: The events described in this Current Report on Form 8-K relate to the closing of (i) the acquisition of the general partner of Regency Energy Partners LP, a Delaware limited partnership (the “Partnership”), by a subsidiary of Energy Transfer Equity, L.P., a Delaware limited partnership (“ETE”), and (ii) the acquisition by the Partnership from ETE of (A) a 49.9% membership interest in Midcontinent Express Pipeline LLC, a Delaware limited liability company (“MEP”), and (B) an option to purchase a 0.1% interest in MEP, in exchange for 26,266,791 new common units of the Partnership valued at approximately $600 million based on a 10-day volume weighted average closing price of the Partnership’s common units as of May 4, 2010. The execution and delivery of a Contribution Agreement dated as of May 10, 2010 by and among the Partnership, Regency Midcontinent Express LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“Regency Midcon”), and ETE (the “Contribution Agreement”) was described in a Current Report on Form 8-K filed by the Partnership with the Securities and Exchange Commission (the “SEC”) on May 11, 2010.
     MEP owns a 500-mile natural gas pipeline system that extends from the southeast corner of Oklahoma, across northeast Texas, northern Louisiana, central Mississippi and into Alabama, interconnecting with numerous major pipeline systems.

Item 1.01.	Entry into a Material Definitive Agreement.
General Partner Purchase Transaction and MEP Transaction
     The text set forth in Item 2.01 of this Current Report on Form 8-K regarding the Partnership’s entering into (i) a Registration Rights Agreement by and between ETE and the Partnership (the “ETE Registration Rights Agreement”); (ii) a Registration Rights Agreement by and between Regency GP Acquirer, L.P. (the “GP Seller”) and the Partnership (the “GP Seller Registration Rights Agreement”) and (iii) a Services Agreement by and among ETE, ETE Services Company, LLC, a Delaware limited liability company and subsidiary of ETE (“Services Co”), and the Partnership (the “Services Agreement”) is incorporated into this item by reference.
     The text set forth in Item 5.01 of this Current Report on Form 8-K under the heading “Investor Rights Agreement” is incorporated into this item by reference.
Amendment to Credit Agreement
     On May 26, 2010, Regency Gas Services LP, a Delaware limited partnership (the “Borrower”), the lenders (as named therein), Wells Fargo Bank, N.A. (as successor to Wachovia Bank, National Association), as administrative agent for the lenders and as collateral agent for the secured parties (as named therein), Wells Fargo Bank, N.A and Bank of America, as issuing banks, Wells Fargo Bank, N.A (as successor to Wachovia Bank, National Association), as swingline lender, and the other arrangers and agents party thereto entered into an Amendment Agreement No.1 (the “First Amendment”) to the Fifth Amended and Restated Credit Agreement, effective as of March 4, 2010, among the Borrower, the Partnership and other guarantors named therein, the joint lead arrangers and joint bookmanagers, the administrative agent, the syndication agents, the collateral agent, the co-documentation agents and the lenders (all as named therein) (as amended, the “Credit Agreement”).
     The First Amendment, among other things,
•	amends the definitions of “Consolidated EBITDA” and “Consolidated Net Income” in the Credit Agreement to include MEP;

•	amends the definition of “Joint Venture” in the Credit Agreement to include MEP;

•	amends the definition of “Permitted Acquisition” in the Credit Agreement to clarify that the initial investment in MEP is a permitted acquisition under the terms of the Credit Agreement;

•	amends the definition of “Permitted Holders” in the Credit Agreement to include ETE as a party that may hold the equity interests in the Managing General Partner (as defined below) without triggering an event of default under the Credit Agreement;

•	amends Section 5.11(b) of the Credit Agreement to provide that the Partnership’s equity interests in MEP will be pledged as collateral under the Credit Agreement (but only indirectly through the direct pledge of equity interests in Regency Midcon, ETC III (as defined below) and, to the extent applicable, ETC II (as defined below));

•	amends Section 6.04 of the Credit Agreement to permit certain investments in MEP by the Partnership and its affiliates;

•	amends Section 6.09 of the Credit Agreement to include the investments in MEP and related agreements as permitted affiliate transactions; and

•	amends Section 6.10(c) of the Credit Agreement to require that the Borrower and its subsidiaries maintain a senior secured leverage ratio not to exceed 3.00 to 1.00.
     The foregoing summary of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the definitive First Amendment filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.
Contribution Agreement
     On May 10, 2010, the Partnership, Regency Midcon and ETE entered into the Contribution Agreement, pursuant to which, following the closing of the transactions contemplated by the Purchase Agreement (as defined below),
•	ETE agreed to contribute to the Partnership (through Regency Midcon),
•	100% of the membership interests in ETC Midcontinent Express Pipeline III L.L.C., a Delaware limited liability company (“ETC III”), and

•	an option to purchase all of the outstanding membership interests in ETC Midcontinent Express Pipeline II L.L.C., a Delaware limited liability company (“ETC II”), that is exercisable one year and one day following the closing; and
•	the Partnership agreed to issue 26,266,791 of its common units to ETE valued at approximately $600 million based on a 10-day volume weighted average closing price of the Partnership’s common units as of May 4, 2010. The consideration payable under the Contribution Agreement is subject to a purchase price adjustment, payable in cash, based on changes in the working capital and long-term debt levels of MEP from those as of January 1, 2010 and any capital expenditures made by MEP after January 1, 2010.
     ETC III and ETC II own a 49.9% and 0.1% membership interest in MEP, respectively.
     The transactions contemplated by the Contribution Agreement were completed on May 26, 2010. At the closing of these transactions, (i) the Partnership issued 26,266,791 of its common units to ETE in a private placement, relying on Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and (ii) ETE paid $20,283,216 in cash to the Partnership as an estimated purchase price adjustment. The consideration is subject to further post-closing adjustment. Following completion of these transactions, the Partnership indirectly owns 49.9% of MEP and has an option to acquire an indirect .1% interest in MEP (as described above) that is exercisable on May 27, 2011. An affiliate of Kinder Morgan Energy Partners, L.P. continues to own the other 50% interest in MEP.
     The foregoing summary of the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the definitive Contribution Agreement filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on May 11, 2010 and incorporated herein by reference.
Registration Rights Agreements
     ETE Registration Rights Agreement. On May 26, 2010, the Partnership entered into the ETE Registration Rights Agreement with ETE. Under the ETE Registration Rights Agreement, the Partnership granted to ETE certain registration rights, including rights to cause the Partnership to file with the SEC a shelf registration statement under the Securities Act with respect to resales of the Partnership common units acquired by ETE under the Contribution Agreement. The ETE Registration Rights Agreement also contains customary provisions regarding rights of indemnification between the parties with respect to certain applicable securities law liabilities.
     GP Seller Registration Rights Agreement. On May 26, 2010, the Partnership entered into the GP Seller Registration Rights Agreement. Under the GP Seller Registration Rights Agreement, the Partnership granted to the GP Seller certain registration rights, including rights to cause the Partnership to file with the SEC a shelf registration statement under the Securities Act with respect to resales of the Partnership common units owned by the GP Seller. The GP Seller Registration Rights Agreement also contains customary provisions regarding rights of indemnification between the parties with respect to certain applicable securities law liabilities.
Investor Rights Agreement
     The text set forth in Item 5.01 of this Current Report on Form 8-K under the heading “Investor Rights Agreement” is incorporated into this item by reference.

Services Agreement
     On May 26, 2010, the Partnership entered into the Services Agreement with ETE and Services Co. Under the Services Agreement, Services Co will perform certain general and administrative services to be agreed upon by the parties. The Partnership will pay Services Co’s direct expenses for the provision of these services, plus an annual fee of $10 million, and the Partnership will receive the benefit of any cost savings recognized for these services. The Services Agreement has a five-year term, subject to earlier termination rights in the event of a change of control of a party, the failure to achieve certain costs savings for the benefit of the Partnership or upon an event of default.
     The foregoing summaries of the ETE Registration Rights Agreement, GP Seller Registration Rights Agreement, Investor Rights Agreement and Services Agreement do not purport to be complete and are qualified in their entirety by reference to the definitive agreements filed respectively as Exhibits 4.1, 4.2, 4.3 and 10.2 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.
     The text set forth in Item 2.01 of this Current Report on Form 8-K under the heading “Contribution Agreement” is incorporated into this item by reference.

Item 5.01.	Changes in Control of Registrant.
     On May 26, 2010, the GP Seller completed the previously announced sale of all of the outstanding membership interests in Regency GP LLC (the “Managing General Partner”) and all of the outstanding limited partners’ interests in Regency GP LP (the “General Partner”) pursuant to a Purchase Agreement (the “Purchase Agreement”) among itself, ETE and ETE GP Acquirer LLC.
     Prior to the closing of the transactions under the Purchase Agreement, GP Seller, an affiliate of GE Energy Financial Services, Inc., a Delaware corporation (“GE EFS”), owned all the outstanding limited partners’ interests in the General Partner, which is the sole general partner of the Partnership, and the entire member’s interest in the Managing General Partner, which is the sole general partner of the General Partner and by virtue of that position controlled the Partnership.
     While none of the Partnership, Managing General Partner or General Partner was a party to the Purchase Agreement, the Partnership has been advised that:
•	GP Seller received preferred units in ETE with a value of approximately $300 million;

•	the approximately 24.7 million common units in the Partnership held by affiliates of GE EFS continue to be held by such affiliates and were not a part of this transaction; and

•	the parties entered into an Investor Rights Agreement with respect to certain representation rights on the Board of Directors of the Managing General Partner, as described below.
     As a result of this transaction, control of the Partnership has been transferred from GE EFS to ETE. Concurrently with the consummation of the transaction, five members of the Board of Directors of the Managing General Partner (James F. Burgoyne, Daniel R. Castagnola, Paul J. Halas, Mark T. Mellana and Brian P. Ward), all of whom were designees of GE EFS, resigned as directors of the Managing General Partner, and two other individuals (John W. McReynolds and John D. Harkey) were appointed to the Board of Directors of the Managing General Partner by ETE. ETE, which directly owns and controls the Managing General Partner and has the power and authority to appoint and remove directors of the Managing General Partner, will continue to appoint the directors of the Managing General Partner as required in the future, subject to the terms and conditions of the Investor Rights Agreement.
     Immediately following the closing of the transactions contemplated by the Purchase Agreement and the Contribution Agreement, ETE beneficially owned 26,266,791 of the Partnership’s common units (or approximately 21.99% of the Partnership’s outstanding common units) and owned 100% of the interests in the Managing General Partner and the General Partner.
Investor Rights Agreement
     At the closing of the transactions under the Purchase Agreement, Regency LP Acquirer, L.P., a Delaware limited partnership (“LP Holdings”), the General Partner, the Managing General Partner and ETE entered into an Investor Rights Agreement dated as of March 26, 2010, pursuant to which LP Holdings was granted the contractual right, but not the obligation, to either (i) designate up to two directors to the Board of Directors of the Managing General Partner or (ii) designate up to two persons to attend all meetings of the Board of Directors of the Managing General Partner, solely in the capacity of a non-voting observer. These rights terminate if specific ownership thresholds are not maintained by LP Holdings. LP Holdings has indicated that its initial non-voting observers will be James F. Burgoyne and Paul J. Halas.

     ETE has pledged its ownership interest in the Managing General Partner under its credit facility. If ETE defaults on its obligations under its credit facility, the lenders could exercise their rights under this pledge, which could result in a future change of control of the Partnership.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     In connection with the closing of the Purchase Agreement, on May 26, 2010, James F. Burgoyne, Daniel R. Castagnola, Paul J. Halas, Mark T. Mellana and Brian P. Ward resigned as directors of the Managing General Partner. Byron R. Kelley resigned as Chairman of the board directors of the Managing General Partner but will remain as a director. Additionally, (i) ETE appointed two additional directors to the Board of Directors of the Managing General Partner, John W. McReynolds and John D. Harkey, each of whom is affiliated with ETE; and (ii) LP Holdings gave notice to the Managing Partner that its two observers to the Board of Directors of the Managing General Partner will be James F. Burgoyne and Paul J. Halas, each of whom is affiliated with GE EFS. The current independent directors on the Board of Directors of the Managing General Partner, Michael J. Bradley, Rodney L. Gray and John T. Mills, will continue to serve as directors of the Managing General Partner.
     Michael J. Bradley (Chairman), John D. Harkey, John W. McReynolds and John T. Mills will serve on the Risk Management Committee of the Board of Directors of the Managing General Partner. John D. Harkey (Chairman), Rodney L. Gray and John W. McReynolds will serve on the Nominating and Corporate Governance and Compensation Committee of the Board of Directors of the Managing General Partner. Michael J. Bradley, Rodney L. Gray (Chairman of Conflicts Committee) and John T. Mills (Chairman of Audit Committee) will continue to serve on the Audit Committee and the Conflicts Committee of the Board of Directors of the Managing General Partner.
     The text set forth in Item 2.01 of this Current Report on Form 8-K under the heading “Contribution Agreement” and Item 5.01 of this Current Report on Form 8-K under the heading “Investor Rights Agreement” is incorporated into this item by reference.

Item 7.01.	Regulation FD Disclosure.
     On May 26, 2010, the Partnership issued a news release announcing the completion of the acquisition by the Partnership of the 49.9% interest in MEP. A copy of the press release is furnished as Exhibit 99.1.
     The information contained in this Item 7.01 and Exhibit 99.1 of this report (i) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Partnership with the SEC under the Securities Act or the Exchange Act.

Item 8.01.	Other Events.
     In connection with the closing of the Contribution Agreement, the board of directors of the Partnership will adopt a Statement of Policies relating to Potential Conflicts among Energy Transfer Partners, L.P., a Delaware limited partnership (“ETP”), ETE and the Partnership (the “Conflicts Policy”). The Conflicts Policy will address (i) standards for independence and separateness of the Boards of Directors of the general partners of ETE, ETP and the Partnership; (ii) approval by Conflicts Committees of the respective Boards of Directors (or in the case of ETE and ETP, an appropriate committee of their respective Boards of Directors) in the event of a material transaction between either ETP or ETE, on the one hand, and the Partnership, on the other hand; (iii) procedures to prevent the sharing of commercially sensitive information between either ETP or ETE, on the one hand, and the Partnership, on the other hand and (iv) procedures for the apportionment of business opportunities between ETP and the Partnership.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

Exhibit 4.1	Registration Rights Agreement dated May 26, 2010 by and between Energy Transfer Equity, L.P. and Regency Energy Partners LP.

Exhibit 4.2	Registration Rights Agreement dated May 26, 2010 by and between Regency GP Acquirer, L.P. and

Exhibit
Number	Description

Regency Energy Partners LP.

Exhibit 4.3	Investor Rights Agreement dated as of May 26, 2010 by and among Regency LP Acquirer LP, Regency GP LP and Regency GP LLC.

Exhibit 10.1	Amendment Agreement No. 1 to Fifth Amended and Restated Credit Agreement.

Exhibit 10.2	Services Agreement dated May 26, 2010 by and among ETE Services Company, LLC, Energy Transfer Equity, L.P. and Regency Energy Partners LP.

Exhibit 99.1	Regency Energy Partners LP press release dated May 26, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP By: Regency GP LP, its general partner By: Regency GP LLC, its general partner
By:	/s/ Stephen L. Arata
Stephen L. Arata
Executive Vice President and Chief Financial Officer

May 28, 2010

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 4.1	Registration Rights Agreement dated May 26, 2010 by and between Energy Transfer Equity, L.P. and Regency Energy Partners LP.

Exhibit 4.2	Registration Rights Agreement dated May 26, 2010 by and between Regency GP Acquirer, L.P. and Regency Energy Partners LP.

Exhibit 4.3	Investor Rights Agreement dated as of May 26, 2010 by and among Regency LP Acquirer LP, Regency GP LP and Regency GP LLC.

Exhibit 10.1	Amendment Agreement No. 1 to Fifth Amended and Restated Credit Agreement.

Exhibit 10.2	Services Agreement dated May 26, 2010 by and among ETE Services Company, LLC, Energy Transfer Equity, L.P. and Regency Energy Partners LP.

Exhibit 99.1	Regency Energy Partners LP press release dated May 26, 2010.